Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nordicus Partners Corporation, a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Henrik Rouf, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2024

/s/ Henrik Rouf
Henrik Rouf
Chief Executive Officer

In connection with the Quarterly Report of Nordicus Partners Corporation, a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bennett J. Yankowitz, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 6, 2024

/s/ Bennett J. Yankowitz
Bennett J. Yankowitz
Chief Financial Officer